UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2008

RENEWAL FUELS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27592	22-1436279
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1818 North Farwell Avenue, Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip Code)

Copies to:
Thomas A. Rose, Esq.
Andrew M. Smith, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant

1.
On May 7, 2008, Renewal Fuels, Inc. (the “Company”) dismissed Kingery & Crouse, PA (“K&C”) as its independent registered public accounting firm for the Company.  On May 7, 2008, we engaged Demetrius & Company, L.L.C. as our new independent registered public accounting firm.

2.
The audit report of K&C on the consolidated financial statements of Renewal Fuels, Inc. and subsidiaries as of and for the year ended December 31, 2007, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph was included in K&C’s report dated April 14, 2008, regarding the uncertainty of our ability to continue as a going concern as referenced to Note 1 of our financial statements for the year ended December 31, 2007.

3.	The decision to engage Demetrius & Company, L.L.C. was approved by the audit committee of the board of directors, and ratified by the board of directors.

4.
During the Company’s two most recent fiscal years ended December 31, 2007 and 2006 and through May 7, 2008, the Company did not consult with Demetrius & Company, L.L.C. on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Demetrius & Company, L.L.C. did not provide either a written report or oral advice to the Company that Demetrius & Company, L.L.C. concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5.
In connection with the audit of the Company's consolidated financial statements for the fiscal years ending December 31, 2006 (for our predecessor business) and December 31, 2007, and through the date of this Current Report, there were: (i) no disagreements between the Company and K&C on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of K&C, would have caused K&C to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

6.
The Company has provided K&C a copy of the disclosures in this Form 8-K and has requested that K&C furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not K&C agrees with the Company's statements in this Item 4.01(a). A copy of the letter is filed herewith as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
16.1	Letter dated June 12, 2008 from K&C to the Securities and Exchange Commission to be filed when received from K&C.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEWAL FUELS, INC.

Date: June 12, 2008	By:	/s/ Bryan M. Chance
Bryan M. Chance
Chief Executive Officer